                                                                    EXHIBIT 4(d)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         FIRST CHICAGO NBD CORPORATION
                                      AND
                            THE CHASE MANHATTAN BANK
                                                                     TRUSTEE

                               ----------------

                                   Indenture
                          Dated as of January 1, 1997

                               ----------------

                      JUNIOR SUBORDINATED DEBT SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS*
                               ----------------
                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                                                                       PAGE
     SECTION  1.01.   Definitions....................................     1
                      "this Indenture" and certain other terms.......     1
                      "Act"..........................................     2
                      "Affiliate"....................................     2
                      "Authenticating Agent".........................     2
                      "Authorized Newspaper".........................     2
                      "Authorized Officer"...........................     2
                      "Bank".........................................     2
                      "Bearer Security"..............................     2
                      "Board of Directors"...........................     2
                      "Board Resolution".............................     2
                      "Business Day".................................     2
                      "CEDEL" or "CEDEL S.A."........................     2
                      "Code".........................................     2
                      "Commission"...................................     2
                      "Common Securities"............................     2
                      "Common Securities Guarantee"..................     3
                      "Common Stock".................................     3
                      "Common Depositary"............................     3
                      "Company"......................................     3
                      "Company Request" and "Company Order"..........     3
                      "corporation"..................................     3
                      "Co-Security Register".........................     3
                      "coupon".......................................     3
                      "Declaration"..................................     3
                      "Defaulted Interest"...........................     3
                      "Depositary"...................................     3
                      "Designated Currency"..........................     3
                      "Dollar" or "$"................................     3
                      "ECU"..........................................     3
                      "Euroclear"....................................     3
                      "European Communities".........................     3
                      "Event of Default".............................     3
                      "Exchange Rate"................................     4
                      "Exchange Rate Agent"..........................     4
                      "Exchange Rate Officer's Certificate"..........     4
                      "Existing Subordinated Indebtedness"...........     4
                      "Expense Beneficiaries"........................     4
                      "Expense Obligation"...........................     4
                      "Extension Period".............................     4
                      "FCN Capital Trust"............................     4
                      "FCN Guarantee"................................     4
                      "Federal Reserve"..............................     4
                      "Financing Entity".............................     4
                      "Foreign Currency".............................     4
--------------------------------------------------------------------------------
*This table of Contents is not part of the Indenture.

                                                                       PAGE
                      "General Obligations"..........................     4
                      "Global Exchange Date".........................     5
                      "Global Security"..............................     5
                      "Holder".......................................     5
                      "Institutional Trustee"........................     5
                      "interest".....................................     5
                      "Interest Payment Date"........................     5
                      "Maturity".....................................     5
                      "Officers' Certificate"........................     5
                      "Opinion of Counsel"...........................     5
                      "Original Issue Discount Security".............     5
                      "Outstanding"..................................     5
                      "Paying Agent".................................     6
                      "Payment Date".................................     6
                      "Person".......................................     6
                      "Place of Payment".............................     6
                      "Predecessor Security".........................     6
                      "Preferred Securities".........................     6
                      "Preferred Securities Guarantee"...............     6
                      "Principal Corporate Trust Office".............     6
                      "Principal Paying Agent".......................     6
                      "Proceeding"...................................     6
                      "Redemption Date"..............................     6
                      "Redemption Price".............................     6
                      "Registered Security"..........................     7
                      "Regular Record Date"..........................     7
                      "Remarketing Entity"...........................     7
                      "Repayment Date"...............................     7
                      "Repayment Price"..............................     7
                      "Responsible Officer"..........................     7
                      "Rights Plan"..................................     7
                      "Security" or "Securities".....................     7
                      "Security Register"............................     7
                      "Security Registrar"...........................     7
                      "Senior Indebtedness"..........................     7
                      "Series A Declaration".........................     8
                      "Series B Declaration".........................     8
                      "Series A Guarantee"...........................     8
                      "Series B Guarantee"...........................     8
                      "Special Record Date"..........................     8
                      "Stated Maturity"..............................     8
                      "Subsidiary of the Company" or "Subsidiary"....     8
                      "Trustee"......................................     8
                      "Trust Indenture Act" or "TIA".................     8
                      "Trust Securities".............................     8
                      "United States"................................     8
                      "United States Alien"..........................     8
                      "Vice President"...............................     8

     SECTION  1.02.   Compliance Certificates and Opinions...........     9
     SECTION  1.03.
                      Form of Documents Delivered to Trustee.........     9

                                                                       PAGE
     SECTION  1.04.   Acts of Holders................................     9
     SECTION  1.05.   Notices, etc., to Trustee and Company..........    11
     SECTION  1.06.   Notices to Holders; Waiver.....................    12
     SECTION  1.07.   Language of Notices, Etc.......................    12
     SECTION  1.08.   Conflict with Trust Indenture Act..............    12
     SECTION  1.09.   Effect of Headings and Table of Contents.......    12
     SECTION  1.10.   Successors and Assigns.........................    13
     SECTION  1.11.   Separability Clause............................    13
     SECTION  1.12.   Benefits of Indenture..........................    13
     SECTION  1.13.   Legal Holidays.................................    13
     SECTION  1.14.   Governing Law..................................    13
                                  ARTICLE TWO
                                 SECURITY FORMS

     SECTION  2.01.
                      Forms Generally................................    13
     SECTION  2.02.   Form of Securities.............................    14
     SECTION  2.03.   Form of Trustee's Certificate of Authentica-       14
     SECTION  2.04.   tion...........................................
                      Global Securities..............................    14
                                 ARTICLE THREE
                                 THE SECURITIES

     SECTION  3.01.   Title and Terms................................    15
     SECTION  3.02.   Denominations..................................    17
     SECTION  3.03.   Execution, Authentication, Delivery and Dat-       17
     SECTION  3.04.   ing............................................
                      Temporary Securities...........................    19
     SECTION  3.05.   Registration, Registration of Transfer and Ex-     21
                      change.........................................
     SECTION  3.06.
                      Mutilated, Destroyed, Lost and Stolen Securi-      23
     SECTION  3.07.   ties...........................................
                      Payment of Interest; Interest Rights Pre-          24
     SECTION  3.08.   served.........................................
                      Persons Deemed Owners..........................    25
     SECTION  3.09.   Cancellation...................................    26
     SECTION  3.10.   Computation of Interest........................    26
     SECTION  3.11.   Forms of Certification.........................    26
     SECTION  3.12.   Judgments......................................    26
     SECTION  3.13.   Deferrals of Interest Payment Dates............    27
     SECTION  3.14.
                      Right of Set-off...............................    28
     SECTION  3.15.   Agreed Tax Treatment...........................    28
     SECTION  3.16.   CUSIP Numbers..................................    28
                                  ARTICLE FOUR
                            REDEMPTION OF SECURITIES

     SECTION  4.01.
                      Applicability of Article.......................    28

                                                                       PAGE
     SECTION  4.02.   Election to Redeem; Notice to Trustee..........    28
     SECTION  4.03.   Selection by Security Registrar of Securities      29
     SECTION  4.04.    to be Redeemed................................
                      Notice of Redemption...........................    29
     SECTION  4.05.   Deposit of Redemption Price....................    30
     SECTION  4.06.   Securities Payable on Redemption Date..........    30
     SECTION  4.07.   Securities Redeemed in Part....................    30
     SECTION  4.08.   Redemption Suspended During Event of Default...    30
                                  ARTICLE FIVE
                                   COVENANTS

     SECTION  5.01.   Payment of Principal, Premium and Interest.....    31
     SECTION  5.02.
                      Maintenance of Office or Agency................    31
     SECTION  5.03.   Money for Security Payments to Be Held in          32
     SECTION  5.04.   Trust..........................................
                      Additional Sums................................    33
     SECTION  5.05.   Statement as to Compliance.....................    34
     SECTION  5.06.   Maintenance of Corporate Existence, Rights and     34
     SECTION  5.07.    Franchises....................................
                      Additional Covenants...........................    34
     SECTION  5.08.   Original Issue Discount........................    35
                                  ARTICLE SIX
                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

     SECTION  6.01.   Company to Furnish Trustee Names and Addresses     35
                       of Holders....................................
     SECTION  6.02.
                      Preservation of Information; Communications to     35
     SECTION  6.03.   Holders........................................
                      Reports by Trustee.............................    36
     SECTION  6.04.   Reports by Company.............................    37
                                 ARTICLE SEVEN
                                    REMEDIES

     SECTION  7.01.   Events of Default..............................    37
     SECTION  7.02.   Acceleration of Maturity; Rescission and An-       38
     SECTION  7.03.   nulment........................................
                      Collection of Indebtedness and Suits for           39
     SECTION  7.04.    Enforcement by Trustee........................
                      Trustee May File Proofs of Claim...............    39
     SECTION  7.05.   Trustee May Enforce Claims Without Possession      40
     SECTION  7.06.    of Securities.................................
                      Application of Money Collected.................    40
     SECTION  7.07.
                      Limitation on Suits............................    40
     SECTION  7.08.   Unconditional Right of Holders to Receive
                       Principal, Premium and Interest; Direct
                       Action by Holders of Preferred Securities.....
                                                                         41
     SECTION  7.09.   Restoration of Rights and Remedies.............    41

                                                                       PAGE
     SECTION  7.10.   Rights and Remedies Cumulative.................    41
     SECTION  7.11.   Delay or Omission Not Waiver...................    42
     SECTION  7.12.   Control by Noteholders.........................    42
     SECTION  7.13.   Waiver of Past Defaults........................    42
     SECTION  7.14.   Undertaking for Costs..........................    43
     SECTION  7.15.   Waiver of Stay or Extension Laws...............    43
                                 ARTICLE EIGHT
                                  THE TRUSTEE

                      Certain Duties and Responsibilities............    43
     SECTION  8.02.
     SECTION  8.01.
                      Notice of Default..............................    44
                      Certain Rights of Trustee......................    44
     SECTION  8.03.
     SECTION  8.04.
                      Not Responsible for Recitals or Issuance of        45
                      Notes..........................................
                      May Hold Securities............................    45
     SECTION  8.05.
     SECTION  8.06.
                      Money Held in Trust............................    45
     SECTION  8.07.   Compensation and Reimbursement.................    45
     SECTION  8.08.   Disqualification; Conflicting Interests........    46
     SECTION  8.09.   Corporate Trustee Required; Eligibility........    46
     SECTION  8.10.   Resignation and Removal; Appointment of            46
     SECTION  8.11.    Successor.....................................
                      Acceptance of Appointment by Successor.........    48
     SECTION  8.12.   Merger, Conversion, Consolidation or
                       Succession to Business of Trustee.............
                                                                         48
     SECTION  8.13.
                      Preferential Collection of Claims against          49
     SECTION  8.14.    Company.......................................
                      Appointment of Authenticating Agents...........    49
                                  ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

                      Supplemental Indentures Without Consent of         50
     SECTION  9.01.    Holders.......................................
     SECTION  9.02.
                      Supplemental Indentures With Consent of            51
                       Holders.......................................
                      Execution of Supplemental Indentures...........    52
     SECTION  9.03.
     SECTION  9.04.
                      Effect of Supplemental Indentures..............    52
     SECTION  9.05.   Conformity with Trust Indenture Act............    52
     SECTION  9.06.   Reference in Securities to Supplemental            52
                       Indentures....................................
                                  ARTICLE TEN
                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

                      Company May Consolidate, etc., Only on Certain     52
     SECTION 10.02.    Terms.........................................
     SECTION 10.01.
                      Successor Corporation Substituted..............    53

                                                                       PAGE
                                 ARTICLE ELEVEN
                           SATISFACTION AND DISCHARGE

     SECTION 11.01.   Satisfaction and Discharge of Indenture........    53
     SECTION 11.02.   Application of Trust Money.....................    54
     SECTION 11.03.   Reinstatement..................................    54
                                 ARTICLE TWELVE
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

     SECTION 12.01.
                      Exemption from Individual Liability............    55
                                ARTICLE THIRTEEN
                                 SINKING FUNDS

     SECTION 13.01.   Applicability of Article.......................    55
     SECTION 13.02.   Satisfaction of Sinking Fund Payments with         55
     SECTION 13.03.    Securities....................................
                      Redemption of Securities for Sinking Fund......    56
                                ARTICLE FOURTEEN
                          SUBORDINATION OF SECURITIES

     SECTION 14.01.
                      Securities Subordinate to Senior Indebtedness
                       and General Obligations.......................
                                                                         56
     SECTION 14.02.   No Payment When Senior Indebtedness in
                       Default; Payment Over of Proceeds Upon
                       Dissolution, Etc. ............................
                                                                         56
     SECTION 14.03.   Payment Permitted If No Default................    57
     SECTION 14.04.   Subrogation to Rights of Holders of Senior
                       Indebtedness and Creditors in respect of
                       General Obligations...........................
                                                                         58
     SECTION 14.05.   Provisions Solely to Define Relative Rights....    58
     SECTION 14.06.   Trustee to Effectuate Subordination............    58
     SECTION 14.07.
                      No Waiver of Subordination Provisions..........    59
     SECTION 14.08.   Notice to Trustee..............................    59
     SECTION 14.09.   Reliance on Judicial Order or Certificate of       60
     SECTION 14.10.    Liquidating Agent.............................
                      Trustee Not Fiduciary for Holders of Senior
                       Indebtedness or Creditors in respect of
                       General Obligations...........................
                                                                         60
     SECTION 14.11.   Rights of Trustee as Holder of Senior
                       Indebtedness or Creditor in respect of
                       General Obligations; Preservation of
                       Trustee's Rights..............................
                                                                         60
     SECTION 14.12.   Article Applying to Paying Agents..............    60

                                                                       PAGE
                                ARTICLE FIFTEEN
                       REPAYMENT AT THE OPTION OF HOLDERS

     SECTION 15.01.   Applicability of Article.......................    60
     SECTION 15.02.   Repayment of Securities........................    60
     SECTION 15.03.   Exercise of Option; Notice.....................    61
     SECTION 15.04.   Election of Repayment by Remarketing Entities..    61
     SECTION 15.05.   Securities Payable on the Repayment Date.......    62
                                ARTICLE SIXTEEN
                       MEETINGS OF HOLDERS OF SECURITIES

     SECTION 16.01.
                      Purposes for Which Meetings May Be Called......    62
     SECTION 16.02.   Call, Notice and Place of Meetings.............    62
     SECTION 16.03.   Persons Entitled to Vote at Meetings...........    62
     SECTION 16.04.   Quorum; Action.................................    63
     SECTION 16.05.   Determination of Voting Rights; Conduct and
                       Adjournment of Meetings.......................
                                                                         63
     SECTION 16.06.   Counting Votes and Recording Action of             64
                       Meetings......................................
                               ARTICLE SEVENTEEN

                                    EXPENSES

     SECTION 17.01.
                      Payment of Expenses by the Company.............    64
     SECTION 17.02.   Term of Agreement..............................    65
     SECTION 17.03.   Waiver of Notice...............................    65
     SECTION 17.04.   No Impairment..................................    65
     SECTION 17.05.   Enforcement....................................    65
     SECTION 17.06.   Subrogation....................................    65
     SECTION 17.07.   Amendment......................................    65

                                                                       PAGE
                                ARTICLE EIGHTEEN

                                 MISCELLANEOUS

     SECTION 18.01.   Counterparts...................................    66
     SECTION 18.02.   Acknowledgment of Rights.......................    66
     TESTIMONIUM..................................................       67
     SIGNATURES AND SEALS.........................................       67
     ACKNOWLEDGMENTS..............................................       67
     EXHIBIT A.       Form of Certificate to be Given by Person En-
                      titled to Receive Bearer Security
                                                                         68
     EXHIBIT B.       Form of Certificate to be Given by Euroclear
                      and CEDEL S.A. in Connection with the Exchange
                      of a Portion of a Temporary Global Security
                                                                         69
     EXHIBIT C.       Form of Certificate to be Given by Euroclear
                      and CEDEL S.A. to Obtain Interest Prior to an
                      Exchange Date
                                                                         70
     EXHIBIT D.
                      Form of Certificate to be Given by Beneficial
                      Owners to Obtain Interest Prior to an Exchange
                      Date
                                                                         71

          TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN PROVISIONS
                         OF TRUST INDENTURE ACT OF 1939
                             ----------------

                                                         REFLECTED IN INDENTURE
                                                         -----------------------
                                                                 SECTION
                                                                 -------
TIA
(S) 310(a)(1) .........................................  8.09
  (a)(2) ..............................................  8.09
  (a)(3) ..............................................  Not Applicable
  (a)(4) ..............................................  Not Applicable
  (a)(5) ..............................................  8.09
  (b) .................................................  8.08
                                                         8.10
  (c) .................................................  Not Applicable
(S) 311(a)  ...........................................  8.13
  (b) .................................................  8.13
(S) 312(a) ............................................  6.01
                                                         6.02(i)
  (b) .................................................  6.02(ii)
  (c) .................................................  6.02(iii)
(S) 313(a)  ...........................................  6.03(i)
  (b) .................................................  6.03(ii)
  (c) .................................................  6.03(i), (ii) and (iii)
  (d) .................................................  6.03(iii)
(S) 314(a)  ...........................................  6.04
                                                         5.05
  (b) .................................................  Not Applicable
  (c)(1) ..............................................  1.02
  (c)(2) ..............................................  1.02
  (c)(3) ..............................................  Not Applicable
  (d) .................................................  Not Applicable
  (e) .................................................  1.02
  (f) .................................................  Not Applicable
(S) 315(a)  ...........................................  8.01(i)
                                                         8.01(iii)
  (b) .................................................  8.02
  (c) .................................................  8.01(ii)
  (d) .................................................  8.01
  (d)(1) ..............................................  8.01(i)
  (d)(2) ..............................................  8.01(iii)(b)
  (d)(3) ..............................................  8.01(iii)(c)
  (e) .................................................  7.14
(S) 316(a)  ...........................................  1.01
(S) 316(a)(1)(A) ......................................  7.02
                                                         7.12
  (a)(1)(B) ...........................................  7.13
  (a)(2) ..............................................  Not Applicable
  (b) .................................................  7.08
  (c) .................................................  1.04(viii)

                                                          REFLECTED IN INDENTURE
                                                          ----------------------
                                                                 SECTION
                                                                 -------
(S) 317(a)(1) ..........................................           7.03
  (a)(2) ...............................................           7.04
  (b) ..................................................           5.03
(S) 318(a) .............................................           1.08
  (c) ..................................................           1.08

  THIS INDENTURE is entered into as of January 1, 1997, between FIRST CHICAGO NBD CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having its principal executive office at One First National Plaza, Chicago, Illinois 60670, and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (hereinafter called the "Trustee"), having its principal corporate trust office at 450 West 33rd Street, New York, New York 10001, Attention: Corporate Trustee Administration Department.

                            RECITALS OF THE COMPANY

  The Company deems it necessary from time to time to issue its unsecured subordinated debentures, notes, bonds and other evidences of indebtedness to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01. Definitions.

  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

    (i) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01;

    (ii) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

    (iii) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

    (iv) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

    (v) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as may be otherwise expressly provided herein or in one or more indentures supplemental hereto, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation.

  "Act", when used with respect to any Holder, has the meaning specified in
Section 1.04.

  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

  "Authenticating Agent" means any Person authorized to act on behalf of the Trustee to authenticate Securities pursuant to Section 8.14.

  "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

  "Authorized Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary, the Comptroller, any Assistant Comptroller, any Assistant Treasurer or any Assistant Secretary of the Company.

  "Bank" means The First National Bank of Chicago, a national banking association duly organized and existing under the laws of the United States of America.

  "Bearer Security" means any Security in the form established pursuant to
Section 2.02 which is payable to bearer, including, without limitation, unless the context otherwise indicates, a Security in global bearer form.

  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

  "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of Chicago and any Place of Payment for the Securities are authorized or required by law or executive order to remain closed or (iii) a day on which the Principal Corporate Trust Office of the Trustee, or with respect to the Securities of a series initially issued to an FCN Capital Trust, the principal office of the Institutional Trustee under the related Declaration, is closed for business.

  "CEDEL" or "CEDEL S.A." means Cedel Bank, societe anonyme or its successors.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

  "Common Securities" means the undivided beneficial interests in the assets of an FCN Capital Trust which rank pari passu with Preferred Securities issued by such FCN Capital Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

  "Common Securities Guarantee" means any guarantee that the Company may enter into that operates directly or indirectly for the benefit of holders of Common Securities of an FCN Capital Trust.

  "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company and includes the common stock, $1 par value per share, of the Company as the same exists at the date of this Indenture or as such stock may be constituted from time to time.

  "Common Depositary" has the meaning specified in Section 3.04(b)(ii).

  "Company" means the Person named as the "Company" in the first paragraph of this instrument until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor corporation.

  "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman of the Board, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Comptroller, an Assistant Comptroller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

  "corporation" includes corporations, associations, companies and business trusts.

  "Co-Security Registrar" has the meaning specified in Section 3.05.

  "coupon" means any interest coupon appertaining to a Bearer Security.

  "Declaration", with respect to an FCN Capital Trust, shall mean the Amended and Restated Declaration of Trust of such FCN Capital Trust.

  "Defaulted Interest" has the meaning specified in Section 3.07.

  "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have been appointed pursuant to Section 3.05, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

  "Designated Currency" has the meaning specified in Section 3.12.

  "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

  "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

  "Event of Default" has the meaning specified in Article Seven.

  "Exchange Rate" shall have the meaning specified as contemplated in Section 3.01.

  "Exchange Rate Agent" shall have the meaning specified as contemplated in
Section 3.01.

  "Exchange Rate Officer's Certificate" with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Securities, means a certificate setting forth the applicable Exchange Rate and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Securities denominated in ECU, and other composite currency or Foreign Currency, and signed by the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Financial Officer, any Vice President, the Treasurer or any Assistant Treasurer of the Company or the Exchange Rate Agent appointed pursuant to
Section 3.01 and delivered to the Trustee.

  "Existing Subordinated Indebtedness" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.01, the Company's 9 7/8% Subordinated Notes Due July 1999, the Company's 9% Subordinated Notes Due June 15, 1999, the Company's 9 7/8% Subordinated Notes Due August 15, 2000, the Company's 11 1/4% Subordinated Notes Due February 20, 2001, the Company's 10 1/4% Subordinated Notes Due May 1, 2001, the Company's 9 1/4% Subordinated Notes Due November 15, 2001, the Company's 8 7/8% Subordinated Notes Due March 15, 2002, the Company's 8 1/4% Subordinated Notes Due June 15, 2002, the Company's 9 1/5% Subordinated Notes Due December 17, 2001, the Company's 7 5/8% Subordinated Notes Due January 15, 2003, the Company's 6 7/8% Subordinated Notes Due June 15, 2003, the Company's Floating Rate Subordinated Notes Due July 28, 2003, the Company's 6 3/8% Subordinated Notes Due January 30, 2009, the Company's 7.125% Subordinated Notes Due 2007, the Company's 7 1/4% Subordinated Debentures Due 2004, the Company's 8.10% Subordinated Notes Due 2002, the Company's 7.40% Subordinated Debentures Due May 10, 2023, the Company's Floating Rate Subordinated Notes Due 2005, the Company's 6 1/8% Subordinated Notes Due February 15, 2006, the subordinated notes issued pursuant to the Company's Medium-Term Note Program, Series G and any securities issued pursuant to that certain Indenture dated as of December 1, 1995, between the Company and The Chase Manhattan Bank, as trustee.

  "Expense Beneficiaries" has the meaning specified in Section 17.01.

  "Expense Obligation" has the meaning specified in Section 17.01.

  "Extension Period" has the meaning specified in Section 3.13.

  "FCN Capital Trust" means each of First Chicago NBD Capital I, First Chicago NBD Capital II, First Chicago NBD Capital III and First Chicago NBD Capital IV, each a Delaware business trust, or any other similar trust created for the purpose of issuing preferred securities in connection with the issuance of Securities under this Indenture.

  "FCN Guarantee" means any Common Securities Guarantee or Preferred Securities Guarantee.

  "Federal Reserve" means the Board of Governors of the Federal Reserve
System.

  "Financing Entity" means any trust, partnership or other entity affiliated with the Company that is a financing vehicle of the Company and which issues securities that rank pari passu with or junior to, Trust Securities, including, but not limited to, First Chicago NBD Institutional Capital A and First Chicago NBD Institutional Capital B, both statutory business trusts created under the laws of the State of Delaware.

  "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

  "General Obligations" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.01, all obligations of the Company to make payment on account of claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, other than (i) obligations on account of Senior Indebtedness,
(ii) obligations on account of indebtedness for money borrowed ranking pari passu with or subordinate to the Securities and (iii) obligations which by their terms are expressly stated not to be superior in right of payment to the Securities or to rank on a parity with the Securities; provided, however, that notwithstanding the foregoing, in the event that any rule, guideline or interpretation promulgated or issued by the Board of Governors of the Federal Reserve System (or other competent regulatory agency or authority), as from time to time in effect, establishes or specifies criteria for the inclusion in regulatory capital of subordinated debt of a bank holding company requiring that such subordinated debt be subordinated to obligations to creditors in addition to those set forth above, then the term "General Obligations" shall also include such additional obligations to creditors (excluding trade accounts payable arising in the ordinary course of business), as from time to time in effect pursuant to such rules, guidelines or interpretations. For purposes of this definition, "claim" shall have the meaning assigned thereto in Section 101(4) of the Bankruptcy Code of 1978, as amended to the date of this instrument.

  "Global Exchange Date" has the meaning specified in Section 3.04 (b)(iv).

  "Global Security" means a Security issued to evidence all or a part of a series of Securities in accordance with Section 3.03.

  "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security (or any temporary Global Security) or a coupon, means the bearer thereof.

  "Institutional Trustee" has the meaning set forth in the Declaration of the applicable FCN Capital Trust.

  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

  "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an instalment of interest on such Securities.

  "Maturity", when used with respect to any Security, means the date on which the principal of such Security (or any instalment of principal) becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman of the Board, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall contain the statements set forth in Section 1.02, if applicable.

  "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of the Company, and who shall be reasonably acceptable to the Trustee. Each such opinion shall contain the statements set forth in Section 1.02, if applicable.

  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

  "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

    (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

    (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

    (iii) such Securities in lieu of which other Securities have been authenticated and delivered pursuant to Section 3.06 of this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02, and Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

  "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities or any coupons appertaining thereto on behalf of the Company.

  "Payment Date" has the meaning specified in Section 1.13.

  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

  "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 5.02, the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 3.01.

  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

  "Preferred Securities" means the undivided beneficial interests in the assets of an FCN Capital Trust which rank pari passu with Common Securities issued by such FCN Capital Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

  "Preferred Securities Guarantee" means any guarantee that the Company may enter into with The Chase Manhattan Bank or other Persons that operate directly or indirectly for the benefit of holders of Preferred Securities of an FCN Capital Trust.

  "Principal Corporate Trust Office" means the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this instrument is at the address set forth in the first paragraph of this instrument.

  "Principal Paying Agent" means the Paying Agent, if any, designated as such by the Company pursuant to Section 3.01 of this Indenture.

  "Proceeding" has the meaning specified in Section 14.02.

  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

  "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in such Security at which it is to be redeemed pursuant to this Indenture.

  "Registered Security" means any Security in the form established pursuant to
Section 2.02 which is registered in the Security Register.

  "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

  "Remarketing Entity", when used with respect to the Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any Person designated by the Company to purchase any such Securities.

  "Repayment Date", when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

  "Repayment Price", when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

  "Responsible Officer" means when used with respect to the Trustee, any officer assigned to the Principal Corporate Trust Office, including any managing director, vice president, assistant vice president, senior trust officer, trust officer, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

  "Rights Plan" means a plan of the Company providing for the issuance by the Company to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of Common Stock or any class or series of preferred stock or any other property, which rights (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events.

  "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

  "Security Register" has the meaning specified in Section 3.05.

  "Security Registrar" has the meaning specified in Section 3.05.

  "Senior Indebtedness" means the principal of, premium, if any, and interest on (i) all of the Company's indebtedness for money borrowed (but excluding trade accounts payable arising in the ordinary course of business) whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, and (ii) any deferrals, renewals or extensions of any such Senior Indebtedness, except that Senior Indebtedness shall not include
(1) any such indebtedness that by its terms is subordinated to or ranks pari passu with the Securities and (2) any indebtedness between or among the Company or its affiliates including all other debt securities and guarantees in respect of those debt securities issued to a Financing Entity or a trustee of a Financing Entity, and (3) indebtedness evidenced by securities issued under the indenture dated as of November 15, 1996 between the Company and The Chase Manhattan Bank, as Trustee (unless such securities are by their terms senior in right of payment to the securities heretofore issued under said indenture). The term "indebtedness for money borrowed" as used in the foregoing sentence shall include, without limitation, any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets and shall include Existing Subordinated Indebtedness.

  "Series A Declaration" means that certain Amended and Restated Trust Agreement relating to First Chicago NBD Institutional Capital A, dated as of December 3, 1996, by and among, the Company, The Chase Manhattan Bank, as property trustee, and Chase Manhattan Bank Delaware, as Delaware trustee.

  "Series B Declaration" means that certain Amended and Restated Trust Agreement relating to First Chicago NBD Institutional Capital B, dated as of December 5, 1996, by and among, the Company, The Chase Manhattan Bank, as property trustee, and Chase Manhattan Bank Delaware, as Delaware trustee.

  "Series A Guarantee" means that certain Guarantee Agreement, dated as of December 3, 1996, by and between the Company and The Chase Manhattan Bank, as trustee.

  "Series B Guarantee" means that certain Guarantee Agreement, dated as of December 5, 1996, by and between the Company and The Chase Manhattan Bank, as trustee.

  "Special Record Date" for the payment of any Defaulted Interest means the date fixed by the Trustee pursuant to Section 3.07.

  "Stated Maturity", when used with respect to any Security, or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such instalment of principal or interest, is due and payable.

  "Subsidiary of the Company" or "Subsidiary" means a corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries of the Company.

  As used under this heading, the term "voting stock" means stock having ordinary voting power for the election of directors irrespective of whether or not stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

  "Trust Indenture Act" or "TIA" (except as herein otherwise expressly provided) means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, and, to the extent required by law, as amended.

  "Trust Securities" means Common Securities and Preferred Securities of an FCN Capital Trust.

  "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

  "United States Alien", except as otherwise provided in or pursuant to this Indenture, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 1.02. Compliance Certificates and Opinions.

  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificate required by Section 5.05) shall include:

    (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

    (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

    (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

    (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03. Form of Documents Delivered to Trustee.

  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04. Acts of Holders.

  (i) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders or Holders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Security shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 16.06.

  (ii) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

  (iii) The ownership of Registered Securities shall be proved by the Security Register.

  (iv) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

  (v) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

  (vi) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

  (vii) For purposes of determining the principal amount of Outstanding Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under the Indenture, each Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Exchange Rate Agent by converting the principal amount of such Security in the currency in which such Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company, by Holders of the required aggregate principal amount of the Outstanding Securities of such series (or, if there is no such rate on such date, such rate on the date determined as specified as contemplated in Section 3.01).

  (viii) The Company may, in the circumstances permitted by the Trust Indenture Act, set a record date for purposes of determining the identity of Holders of Securities of any series entitled to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act, or to vote or consent to any action by vote or consent authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such Series made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to
Section 6.01 prior to such solicitation.

  (ix) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

  (x) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 3.01 or pursuant to one or more indentures supplemental hereto, a Holder, including a Depositary that is the Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

  (xi) The Company may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Security held by a Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

SECTION 1.05. Notices, etc., to Trustee and Company.

  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

  (i) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office, or

  (ii) the Company by any Holder or by the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to the Company, to the attention of its Treasurer, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.06. Notices to Holders; Waiver.

  Where this Indenture or any Security provides for notice to Holders of any event,

    (1) such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class, postage prepaid, to each Holder of Registered Securities affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

    (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States, or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of Registered Securities shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

  In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.07. Language of Notices, Etc.

  Any request, demand, authorization, direction, notice, consent, or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 1.08. Conflict with Trust Indenture Act.

  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 and 318, inclusive, of the TIA, such imposed duties or incorporated provision shall control.

SECTION 1.09. Effect of Headings and Table of Contents.

  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.10. Successors and Assigns.

  All convenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.11. Separability Clause.

  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.12. Benefits of Indenture.

  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders and, to the extent provided in Article Fourteen hereof, the holders of Senior Indebtedness and creditors in respect of General Obligations, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.13. Legal Holidays.

  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, in any case where any Interest Payment Date, Stated Maturity, Repayment Date or Redemption Date of any Security or any date on which any Defaulted Interest is proposed to be paid (each, a "Payment Date") shall not be a Business Day at any Place of Payment, then (notwithstanding any other provisions of the Securities or this Indenture) payment of the principal of, premium, if any, or interest on any Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, and, if such payment is made, no interest shall accrue on such payment for the period from and after any such Interest Payment Date, Stated Maturity, Repayment Date or Redemption Date, as the case may be; provided, however, that if so provided as contemplated by Section 3.01 with respect to any series of Securities, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the Business Day immediately preceding such Payment Date (in each case with the same force and effect as if made on the Payment Date).

SECTION 1.14. Governing Law.

  This Indenture and the Securities shall be construed in accordance with and governed by the laws of the State of New York.

                                  ARTICLE TWO

                                SECURITY FORMS

SECTION 2.01. Forms Generally.

  All Securities and any related coupons shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons.

  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable solely in bearer form, or in both registered form and bearer form. Unless otherwise specified as contemplated by Section 3.01, Securities in bearer form shall have interest coupons attached.

  The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

SECTION 2.02. Form of Securities.

  Each Security and coupon shall be in one of the forms approved from time to time by or pursuant to a Board Resolution or an indenture supplemented hereto. Upon or prior to the delivery of a Security or coupons in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

    (i) such indenture supplemented hereto or the Board Resolution by or pursuant to which such form of Security or coupons has been approved, certified, in the case of a Board Resolution, by the Secretary or an Assistant Secretary of the Company;

    (ii) the Officers' Certificate required by Section 3.01 of this Indenture;

    (iii) the Company Order required by Section 3.03 of this Indenture; and

    (iv) the Opinion of Counsel required by Section 3.03 of this Indenture.

  If temporary Securities of any series are issued in global form as permitted by Section 3.04, the form thereof shall be established as provided in this
Section 2.02.

SECTION 2.03. Form of Trustee's Certificate of Authentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          The Chase Manhattan Bank, as Trustee

                                          By___________________________________
                                                    Authorized Officer

Section 2.04. Global Securities.

  If Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 3.01, then, notwithstanding clause
(xii) of Section 3.01 and the provisions of Section 3.02, such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges or increased to reflect the issuance of additional uncertificated securities of such series. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.04.

  Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.

                                 ARTICLE THREE

                                THE SECURITIES

SECTION 3.01. Title and Terms.

  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

  The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

    (i) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

    (ii) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to this Article Three or Sections 4.07, 9.06 or 15.03);

    (iii) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

    (iv) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods by which such rates may be determined, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date, the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months and the right, pursuant to Section 3.13 or as otherwise determined, of the Company to defer or extend an Interest Payment Date;

    (v) the place or places where, subject to the provisions of Section 5.02, the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable;

    (vi) the extent to which any of the Securities will be issuable in temporary or permanent global form, and in such case, the Depositary for such Global Security or Securities, the terms and conditions, if any, upon which such Global Security may be exchanged in whole or in part for definitive securities, and the manner in which any interest payable on a temporary or permanent Global Security will be paid, whether or not consistent with Section 3.04 or 3.05;

    (vii) the office or offices or agency where, subject to Section 5.02, the Securities may be presented for registration of transfer or exchange;

    (viii) the right, if any, to extend or shorten the maturity date of the Securities of the series;

    (ix) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

    (x) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

    (xi) whether, and under what conditions, additional sums will be payable to Holders of Securities of the series pursuant to Section 5.04;

    (xii) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Registered Securities of the series shall be issuable; and, if other than $5,000 or any integral multiple thereof, the denominations in which Bearer Securities of the series shall be issuable;

    (xiii) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Securities of the series are to be issuable with or without coupons or both and, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Security of such series of like tenor and term to be issued;

    (xiv) the currency or currencies of denominations of the Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if any such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

    (xv) the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Securities will be made, the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Registered Securities, at the election of each of the Holders thereof, may also be payable and the periods within which and the terms and conditions upon which such election is to be made and the Exchange Rate and the Exchange Rate Agent;

    (xvi) if payments of principal of (and premium, if any), or interest on the Securities of the series are to be made in a Foreign Currency other than the currency in which such Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined;

    (xvii) the terms, if any, upon which the Securities of the series may be convertible into or exchanged for Common Stock, preferred stock (which may be represented by depositary shares), other debt securities or warrants for Common Stock, preferred stock or indebtedness or other securities of any kind of the Company or any other obligor, and the terms and conditions upon which such conversion or exchange shall be effected, including the initial conversion or exchange price or rate, the conversion or exchange period and any other provision in addition to or in lieu of those described herein;

    (xviii) if the amount of payments of principal of (and premium, if any) or any interest on Securities of the series may be determined with reference to an index, the method or methods by which such amounts shall be determined;

    (xix) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.02;

    (xx) any addition to or change in the Events of Default or covenants of the Company pertaining to the Securities of the series; and

    (xxi) any other terms of the series.

  All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth, or determined in the manner provided, in such Officers' Certificate or in any such indenture supplemental hereto.

  Securities of any particular series may be issued at various times, with different dates on which the principal or any instalment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption Dates or Repayment Dates and may be denominated in different currencies or payable in different currencies.

  All Securities shall be subordinate and junior in right of payment to the obligations of the Company to holders of Senior Indebtedness and creditors in respect of General Obligations of the Company as provided in Article Fourteen.

  Notwithstanding Section 3.01(ii) and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

SECTION 3.02. Denominations.

  The Securities of each series shall be issuable in such form and denominations as shall be specified as contemplated by Section 3.01. In the absence of any specification with respect to the Securities of any series, the Registered Securities of each series shall be issuable only as Securities without coupons in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable with coupons and in denominations of $5,000 and any integral multiple thereof.

SECTION 3.03. Execution, Authentication, Delivery and Dating.

  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, a Vice Chairman of the Board, its Chief Financial Officer or one of its Executive Vice Presidents and by its Secretary or one of its Assistant Secretaries. The signatures of any or all of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Company's Chairman of the Board, its President, a Vice Chairman of the Board, its Chief Financial Officer, one of its Executive Vice Presidents or the Treasurer.

  Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, upon receipt of the Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other Person as shall be specified in a temporary Global Security delivered pursuant to Section 3.04, a certificate in the form required by Section 3.11(i).

  If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities in registered or permanent bearer form, then the Company shall execute and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of such Global Securities with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

  Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

  In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel complying with Section
1.02 and stating that,

    (i) the form of such Securities and coupons, if any, has been established in conformity with the provisions of this Indenture;

    (ii) the terms of such Securities and coupons, if any, or the manner of determining such terms have been established in conformity with the provisions of this Indenture;

    (iii) that such Securities and coupons, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity; and

    (iv) such other matters as the Trustee may reasonably request.

  The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

  Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and such documents reasonably contemplate the issuance of all Securities of such series; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 1.02 and 3.01 shall be true and correct as if made on such date.

  A Company Order, Officers' Certificate or Board Resolution or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount, if any, established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon the telephonic, electronic or written order of Persons designated in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution and that such Persons are authorized to determine, consistent with such Company Order, Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution.

  Each Registered Security shall be dated the date of its authentication; and unless otherwise specified as contemplated by Section 3.01, each Bearer Security and any temporary Global Security referred to in Section 3.04 shall be dated as of the date of original issuance of such Security.

  No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such

Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.04. Temporary Securities.

  (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order and the receipt of the certifications and opinions required under Sections 3.01 and 3.03, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series which may be issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

  (b) Unless otherwise provided pursuant to Section 3.01:

    (i) Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions of the following paragraphs, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied, if applicable, by all unmatured coupons and all matured coupons in default appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the applicable conditions set forth in Section 3.03. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

    (ii) If temporary Securities of any series are issued in global form, any such temporary Global Security shall, unless otherwise provided in such temporary Global Security, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of the operator of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct). Upon receipt of written instructions (which need not comply with Section 1.02) signed on behalf of the Company by any Person authorized to give such instructions, the Trustee or any Authenticating Agent shall endorse such temporary Global Security to reflect the initial principal amount, or an increase in the principal amount, of Outstanding Securities represented thereby. Until such initial endorsement, such temporary Global Security shall not evidence any obligation of the Company. Such temporary Global Security shall at any time represent the aggregate principal amount of Outstanding Securities theretofore endorsed thereon as provided above, subject to reduction to reflect exchanges as described below.

    (iii) Unless otherwise specified in such temporary Global Security, and subject to the second proviso in the following paragraph, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities (including a definitive global Bearer Security) of such series and of like tenor following the Global Exchange Date (as defined below) when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form required by Section 3.11(i), dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

    (iv) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security as the "Global Exchange Date" (the "Global Exchange Date"), the Company shall deliver to the Trustee, or, if the Trustee appoints an Authenticating Agent pursuant to Section 8.14, to any such Authenticating Agent, definitive Securities in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. Unless otherwise specified as contemplated by Section 3.01, such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Company, the Trustee or any such Authenticating Agent, as may be appropriate. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Common Depositary to the Trustee or any such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series, of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged, which, except as otherwise specified as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security is accompanied by a certificate dated the Global Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Global Exchange Date or a subsequent date and signed by CEDEL S.A., as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form required by Section 3.11(ii); and provided, further, that a definitive Bearer Security (including a definitive global Bearer Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the applicable conditions set forth in Section 3.03.

    (v) Upon any exchange of a portion of any such temporary Global Security, such temporary Global Security shall be endorsed by the Trustee or any such Authenticating Agent, as the case may be, to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such temporary Global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on such temporary Global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Global Exchange Date shall be payable, without interest, to Euroclear and CEDEL S.A. on or after such Interest Payment Date upon delivery by Euroclear and CEDEL S.A. to the Trustee or the Paying Agent, as the case may be, of a certificate or certificates in the form required by Section 3.11(iii), for credit on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form required by Section 3.11(iv). Any interest so received by Euroclear and Cedel S.A. and not paid as herein provided prior to the Global Exchange Date shall be returned to the Trustee or Paying Agent, as the case may be, which, upon expiration of two years after such Interest Payment Date, shall repay such interest on Company Request in accordance with Section 5.03.

SECTION 3.05. Registration, Registration of Transfer and Exchange.

  With respect to Registered Securities, the Company shall keep or cause to be kept a register (sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities and the Company shall appoint a "Security Registrar", and may appoint any "Co-Security Registrar", as may be appropriate, to keep the Security Register. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such Security Register shall be available for inspection by the Trustee at the office of the Security Registrar. In the event that any Registered Securities issued hereunder have The City of New York as a Place of Payment, the Company shall appoint either a Security Registrar or Co-Security Registrar located in The City of New York.

  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to
Section 5.02 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, tenor and Stated Maturity.

  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of such series, of any authorized denominations and of like aggregate principal amount, tenor and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

  Registered Securities may not be exchanged for Bearer Securities.

  At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment from the Company; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency of a Paying Agent, maintained pursuant to Section 5.02 for such purpose, located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such

Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

  If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 3.01(vi) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

  The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will deliver, Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

  If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without service charge:

    (a) to the Depositary or to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

    (b) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

  In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee, pursuant to a Company Order, will authenticate and deliver, Securities (a) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security other than in accordance with the provisions of Sections 3.03 and 3.04.

  Upon the exchange of Global Securities for Securities in definitive form, such Global Securities shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section
3.05 shall be registered in such names and in such authorized denominations, and delivered to such addresses, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the Persons in whose names such Securities are so registered or to the Depositary. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section 3.05 to the Depositary or to the Persons at such addresses, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security other than in accordance with the provisions of Sections 3.03 and 3.04.

  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

  Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

  Unless otherwise provided in the Securities to be registered for transfer or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to Holders.

  Neither the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption of Registered Securities of such series so selected for redemption or (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Securities or portions thereof so selected for redemption.

  Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; none of the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.

SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities.

  If (i) any mutilated Security or Security with a mutilated coupon is surrendered to the Trustee or the Security Registrar, or if the Company, the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) there is delivered to the Company, the Trustee and the Security Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Trustee or the Security Registrar that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a mutilated, destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and Stated Maturity and of like tenor and principal amount, bearing a number not contemporaneously outstanding and, if applicable, with coupons corresponding to the coupons appertaining thereto; provided, however, that any new Bearer Security will be delivered only in compliance with the conditions set forth in Section 3.05.

  In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall be payable only at an office or agency located outside the United States, and, in the case of interest, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of the coupons appertaining thereto.

  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

  Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security with a destroyed, lost or stolen coupon, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any, duly issued hereunder.

  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 3.07. Payment of Interest; Interest Rights Preserved.

  Unless otherwise provided as contemplated by Section 3.01, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise specified as contemplated by
Section 3.01, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 3.05) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. At the option of the Company, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

  Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or clause (ii) below.

    (i) The Company may elect to make payments of any Defaulted Interest to the Persons in whose names any such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (ii). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date of payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date for payment and Defaulted Interest will not be payable on such proposed date for payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

    (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities with respect to which there exists such default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

  Subject to the limitations set forth in Section 5.02, the Holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 5.02.

SECTION 3.08. Persons Deemed Owners.

  Title to any Bearer Security, any coupons appertaining thereto and any temporary Global Security shall pass by delivery.

  Prior to due presentment for registration of transfer of any Registered Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07) interest on such Security, and for all purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

  The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

  None of the Company, the Trustee, any Paying Agent, any Authenticating Agent or the Security Registrar will have the responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest, and they shall be fully protected in acting or refraining from acting on any such information provided by the Depositary.

SECTION 3.09. Cancellation.

  Unless otherwise provided with respect to a series of Securities, all Securities and coupons surrendered for payment, registration of transfer, exchange, repayment or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered or surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All cancelled Securities or coupons held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and the Trustee shall deliver a certificate of such disposition to the Company.

SECTION 3.10. Computation of Interest.

  Interest on the Securities of each series shall be computed as shall be specified as contemplated by Section 3.01.

SECTION 3.11. Forms of Certification.

  Unless otherwise provided pursuant to Section 3.01:

    (i) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

    (ii) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with the exchange of a portion of a temporary Global Security, such certification shall be provided substantially in the form of Exhibit B hereto, with only such changes as shall be approved by the Company.

    (iii) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with payment of interest with respect to a temporary Global Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of Exhibit C hereto, with only such changes as shall be approved by the Company.

    (iv) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by a beneficial owner of a portion of a temporary Global Security in connection with payment of interest with respect to a temporary Global Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of Exhibit D hereto, with only such changes as shall be approved by the Company.

SECTION 3.12. Judgments

  The Company may provide, pursuant to Section 3.01, for the Securities of any series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 3.01, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest of the Securities of any series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 3.01 is of the essence and agrees that judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Securities and any appurtenant coupons shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

SECTION 3.13. Deferrals of Interest Payment Dates

  If specified as contemplated by Section 3.01 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by
Section 3.01 (each, an "Extension Period"). No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities (as provided in such Securities); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company that ranks pari passu in all respects with or junior in interest to the Securities of such series or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company that by their terms rank pari passu in all respects with or junior in interest to the Securities of such series (other than (a) dividends or distributions in Common Stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan, the issuance of any Common Stock of any class or series of preferred stock of the Company under any Rights Plan or the repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under any FCN Guarantee relating to or with respect to such series of Securities, (d) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees and (e) obligations under any dividend reinvestment and stock purchase plan). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee notice of its election to begin any such Extension Period (x) at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or (ii) the date the Company is required to give notice to any securities exchange or other applicable self-regulatory organization or to Holders of the Debentures of the record date or the date such interest is payable, or (y) with respect to the Securities of a series issued to an FCN Capital Trust or a trustee of such trust, so long as such Securities are held by such FCN Capital Trust or a trustee of such trust, at least one Business Day prior to the earlier of (i) the date on which distributions on the Preferred Securities of such FCN Capital Trust would be payable but for such deferral or (ii) the date the Institutional Trustee of such FCN Capital Trust or such FCN Capital Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such distributions are payable, but in any event not less than one Business Day prior to such record date. For purposes hereof, neither the Company's Senior Indebtedness nor its General Obligations shall be deemed to be pari passu with this Security.

  The Trustee, at the expense of the Company, shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Securities of such series.

SECTION 3.14. Right of Set-Off

  With respect to the Securities of a series issued to an FCN Trust, or a trustee of such trust, notwithstanding anything to the contrary herein, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the FCN Guarantee relating to such Security or under Section 7.08 hereof.

SECTION 3.15. Agreed Tax Treatment

  Unless otherwise specified in the Security, each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

SECTION 3.16. CUSIP Numbers

  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or other related material as a convenience to Holders; provided that any such notice or other related material may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other related material and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                            Redemption of Securities

SECTION 4.01. Applicability of Article.

  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and, except as otherwise specified as contemplated by Section 3.01 for Securities of any series, in accordance with this Article.

SECTION 4.02. Election to Redeem; Notice to Trustee.

  The election of the Company to redeem any Securities redeemable at the option of the Company shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Security Registrar of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 4.03. Selection by Security Registrar of Securities to be Redeemed.

  If less than all the Securities of any series with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Security Registrar from the Outstanding Securities of such series having such terms not previously called for redemption, by such method as the Security Registrar shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series of a denomination equal to or larger than the minimum authorized denomination for Securities of such series. Unless otherwise provided by the terms of the Securities of any series so selected for partial redemption, the portions of the principal of Securities of such series so selected for partial redemption shall be, in the case of Registered Securities, equal to $1,000 or an integral multiple thereof or, in the case of Bearer Securities, equal to $5,000 or an integral multiple thereof, and the principal amount of any such Security which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

  The Security Registrar shall promptly notify the Company, the Trustee and the Co-Security Registrar, if any, in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

SECTION 4.04. Notice of Redemption.

  Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

  All notices of redemption shall state:

    (i) the Redemption Date,

    (ii) the Redemption Price, or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the manner of calculation thereof,

    (iii) if less than all Outstanding Securities of any series having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed,

    (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest, if any, thereon shall cease to accrue on and after said date,

    (v) the place or places where such Securities, together in the case of Bearer Securities with all remaining coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

    (vi) that the redemption is for a sinking fund, if such is the case, and

    (vii) the CUSIP number or the Euroclear or the CEDEL reference number (or any other number used by a Depositary to identify such Securities), if any, of the Securities to be redeemed.

  A notice of redemption published as contemplated by Section 1.06 need not identify particular Registered Securities to be redeemed.

  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

SECTION 4.05. Deposit of Redemption Price.

  At or prior to the opening of business on any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date; provided, however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in Section 5.02, unless otherwise specified as contemplated by Section 3.01.

SECTION 4.06. Securities Payable on Redemption Date.

  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price; provided, however, that instalments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest. Instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

  If any Security called for redemption shall not be paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

SECTION 4.07. Securities Redeemed in Part.

  Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder of such Security or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, containing identical terms and conditions, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 4.08. Redemption Suspended During Event of Default.

  The Trustee shall not redeem any Securities (unless all Securities then Outstanding are to be redeemed) or commence the giving of any notice of redemption of Securities during the continuance of any Event of Default known to the Trustee, except that where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall, subject to the provisions of Section 14.08, redeem such Securities, provided funds are deposited with it for such purpose. Subject to the rights of the holders of Senior Indebtedness and creditors in respect of General Obligations, except as aforesaid, any moneys theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be held in trust for the benefit of the Holders and applied in the manner set forth in Section 7.06; provided, however, that in case such Event of Default shall have been waived as provided herein or otherwise cured, such moneys shall thereafter be held and applied in accordance with the provisions of this Article.

                                 ARTICLE FIVE

                                   COVENANTS

SECTION 5.01. Payment of Principal, Premium and Interest.

  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of such series in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only outside the United States upon presentation and surrender of the several coupons for such interest instalments as are evidenced thereby as they severally mature.

SECTION 5.02. Maintenance of Office or Agency.

  If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If Securities of a series may be issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 5.04); provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for such series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities of that series may be made and notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 5.04) at the place specified for the purpose as contemplated by Section 3.01, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

  Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest denominated in Dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check in the currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such currency maintained by the payee with a bank located outside the United States.

  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes specified above in this Section and may constitute and appoint one or more Paying Agents for the payment of such Securities, in one or more other cities, and may from time to time rescind such designations and appointments; provided, however, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Company rescinds one or more such appointments, the Company hereby appoints: (i) The Chase Manhattan Bank, as its Paying Agent in The City of New York with respect to all series of Securities having a Place of Payment in The City of New York and (ii) the Bank at its principal office as its Paying Agent in the City of Chicago with respect to all series of Securities having a Place of Payment in the City of Chicago.

Section 5.03. Money for Security Payments to Be Held in Trust.

  If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such series and any appurtenant coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of, premium, if any, or interest on any Securities of such series and any appurtenant coupons, deposit with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

  The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will

    (i) hold all sums held by it for the payment of principal of, premium, if any, or interest on Securities of such series and any appurtenant coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

    (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, premium or interest on the Securities of such series or any appurtenant coupons; and

    (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payments by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security of any series or any appurtenant coupons and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 5.04. Additional Sums.

  If the Securities of a series provide for the payment of additional sums, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional sums as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional sums provided for in this Section to the extent that, in such context, additional sums are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional sums (if applicable) in any provisions hereof shall not be construed as excluding additional sums in those provisions hereof where such express mention is not made.

  If the Securities of a series provide for the payment of additional sums, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional sums required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

SECTION 5.05. Statement as to Compliance.

  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate (provided, however, that one of the signatories of which shall be the Company's principal executive officer, principal financial officer or principal accounting officer) stating, as to each signer thereof, that

    (i) a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision; and

    (ii) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations and complied with all conditions and covenants under this Indenture and under the terms of the Securities throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is occurring which is, or after notice or lapse of time or both would become, an Event of Default, or if such an event has occurred and is continuing, specifying such event known to him and the nature and status thereof.

  For purposes of this Section, compliance or default shall be determined without regard to any period of grace or requirement of notice provided for herein.

SECTION 5.06. Maintenance of Corporate Existence, Rights and Franchises.

  So long as any of the Securities shall be Outstanding, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises to carry on its business; provided, however, that nothing in this Section 5.06 shall prevent (i) any consolidation or merger of the Company, or any conveyance or transfer of its property and assets substantially as an entirety to any person, permitted by Article Ten, or (ii) the liquidation or dissolution of the Company after any conveyance or transfer of its property and assets substantially as an entirety to any person permitted by Article Ten.

SECTION 5.07. Additional Covenants.

  The Company covenants and agrees with each Holder of Securities of each series that it shall not, and it shall not permit any Subsidiary of the Company to, (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock, or (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series or make any guarantee payments with respect to any guarantee by the Company of debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in Common Stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan, the issuance of any rights, of any Common Stock or any class or series of preferred stock of the Company or of any other property under any Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan,
(c) payments under any FCN Guarantee relating to or with respect to such series of Securities, (d) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees and (e) obligations under any dividend reinvestment and stock purchase plan) if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Securities of such series and (B) in respect of which the Company shall not have taken reasonable steps to cure, (ii) if the Securities of such series are held by an FCN

Capital Trust or a trustee of such trust, the Company shall be in default with respect to its payment of any obligations under the FCN Guarantees relating to the Trust Securities issued by such FCN Capital Trust or (iii) the Company shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing. For purposes hereof, neither the Company's Senior Indebtedness nor its General Obligations shall be deemed to be pari passu with the Securities.

  The Company also covenants with each Holder of Securities of a series issued to an FCN Capital Trust or a trustee of such FCN Capital Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such FCN Capital Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities,
(ii) not to voluntarily terminate, wind-up or liquidate such FCN Capital Trust, except upon prior approval of the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve, and (a) in connection with a distribution of the Securities of such series to the holders of Trust Securities in liquidation of such FCN Capital Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Declaration and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Declaration, to cause such FCN Capital Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

SECTION 5.08. Original Issue Discount.

  On or before January 15 of each year following a year during which any Securities are outstanding, the Company shall furnish to each Paying Agent such information as may be reasonably requested by each Paying Agent in order that such Paying Agent may prepare the information which it is required to report for such preceding year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Code. Such information shall include the amount of original issue discount, if any, includible in income for each $1,000 of principal amount at Stated Maturity of outstanding Securities during such year.

                                  ARTICLE SIX

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 6.01. Company to Furnish Trustee Names and Addresses of Holders.

  The Company will furnish or cause to be furnished to the Trustee (i) semiannually, not more than 15 days after each February 1 and August 1, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, any of its Paying Agents (other than the Trustee) or the Security Registrar, if other than the Trustee, as to the names and addresses of the Holders of Securities as of such February 1 and August 1, and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is requested to be furnished; provided, however, that if and so long as the Trustee is the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

SECTION 6.02. Preservation of Information; Communications to Holders.

  (i) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in Section 6.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as the Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

  (ii) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

    (a) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(i), or

    (b) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

  (iii) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 6.02(ii), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(ii).

SECTION 6.03. Reports by Trustee.

  (i) Within 60 days after November 15 of each year commencing with the year 1997, the Trustee shall mail to each Holder reports concerning the Trustee and its action under the Indenture as may be required pursuant to the Trust Indenture Act if and to the extent and in the manner provided pursuant thereto.

  (ii) Reports pursuant to this Section shall be transmitted by mail (1) to all Holders of Registered Securities, as their names and addresses appear in the Security Register and (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, and (3) except in the cases of reports under Section 313(b)(2) of the Trust Indenture Act, to each Holder of a Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i).

  (iii) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed, and also with the Commission. The Company will notify the Trustee when any Securities are listed on any securities exchange.

SECTION 6.04. Reports by Company.

  The Company will:

    (i) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

    (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

    (iii) transmit by mail to Holders of Securities, in the manner and to the extent provided in Section 6.03(ii), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (i) and
  (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE SEVEN

                                   REMEDIES

SECTION 7.01. Events of Default.

  "Event of Default", with respect to any series of Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series:

    (i) default in the payment of any interest upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of the Securities of that series, shall not constitute a default in the payment of interest for this purpose; or

    (ii) default in the payment of all or any part of the principal of (or premium, if any, on) any Securities of that series as and when the same shall become due and payable either at maturity, upon redemption (including redemption for the sinking fund), by declaration or otherwise; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of such Securities shall not constitute a default in the payment of principal or premium, if any; or

    (iii) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section
  7.01 specifically dealt with and other than a covenant or warranty set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

    (iv) the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Company in an involuntary case under the Federal Bankruptcy Code, adjudging the Company a bankrupt, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver (or other similar official) of the Company, or of substantially all of its properties, or ordering the winding up or liquidation of its affairs under any such law, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

    (v) the institution by the Company of proceedings to be adjudicated a bankrupt, or the consent of the Company to the institution of bankruptcy proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State bankruptcy, insolvency or similar law, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of substantially all of its properties under any such law; or

    (vi) any other Event of Default provided with respect to Securities of that series.

SECTION 7.02. Acceleration of Maturity; Rescission and Annulment.

  If an Event of Default with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration the same shall become immediately due and payable.

  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

    (i) the Company has paid or deposited with the Trustee a sum sufficient to pay

      (a) all overdue instalments of interest on all Securities of such series,

      (b) the principal of and premium, if any, on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series,

      (c) to the extent that payment of such interest is lawful, interest upon overdue instalments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series, and

      (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Security Registrar, any Paying Agent, and their agents and counsel and all other amounts due the Trustee under Section 8.07 and

    (ii) all other Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13.

  In the case of Securities of a series issued to an FCN Capital Trust, or the trustee of such trust, the holders of a majority in aggregate liquidation amount (as determined in the Declaration under which such FCN Capital Trust is formed) of the related series of Trust Securities issued by such FCN Capital Trust shall also have the right to rescind and annul such declaration and its consequences by written notice to the Company and the Trustee, subject to the satisfaction of the conditions set forth in clauses (i) and (ii) above of this Section 7.02.

No such recission shall affect any subsequent default or impair any right consequent thereon.

SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

  The Company covenants that if

    (i) default is made in the payment of any instalment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

    (ii) default is made in the payment of the principal of or premium, if any, on any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security or coupon appertaining thereto, if any, the whole amount then due and payable on any such Security or coupon for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest shall be lawful and, if the Securities of that series are held by an FCN Capital Trust or a trustee of such trust, without duplication of any other amounts paid by the FCN Capital Trust or trustee in respect thereof) upon overdue instalments of interest, at the rate or rates prescribed therefor by the terms of any such Security; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07.

  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

  If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 7.04. Trustee May File Proofs of Claim.

  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

    (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
  Section 8.07) and of the Holders allowed in such judicial proceeding, and

    (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

SECTION 7.05. Trustee May Enforce Claims Without Possession of Securities.

  All rights of action and claims under this Indenture or under the Securities of any series, or coupons (if any) appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or coupons appertaining thereto or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07, be for the ratable benefit of the Holders of the Securities of such series and coupons appertaining thereto in respect of which such judgment has been recovered.

SECTION 7.06. Application of Money Collected.

  Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities of such series or coupons appertaining thereto, if any, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    FIRST: To the payment of all amounts due the Trustee under Section 8.07;

    SECOND: To the payment of all Senior Indebtedness and General Obligations of the Company if and to the extent required by Article Fourteen;

    THIRD: To the payment of the amounts then due and unpaid upon the Securities of such series and coupons for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Securities of such series and coupons, if any, for principal, premium, if any, and interest, respectively. The Holders of each series of Securities denominated in ECU, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Securities; and

    FOURTH: The balance, if any, to the Person or Persons entitled thereto.

SECTION 7.07. Limitation on Suits.

  No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

    (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

    (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

    (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

    (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

    (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series.

SECTION 7.08. Unconditional Right of Holders to Receive Principal, Premium and Interest, Direct Action by Holders of Preferred Securities.

  Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.07) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repayment on the Redemption Date or Repayment Date) and to institute suit for the enforcement of such payment, and such rights shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to an FCN Capital Trust or a trustee of such trust, any holder of the corresponding series of Preferred Securities issued by such FCN Capital Trust shall have the right, upon the occurrence of an Event of Default described in Section 7.01(i) or 7.01(ii), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 3.07) interest on the Securities having a principal amount equal to the aggregate liquidation amount (as determined in the Declaration under which such FCN Capital Trust is formed) of such Preferred Securities of the corresponding series held by such holder; the foregoing right to institute a suit directly against the Company shall not be impaired without the consent of such holder of Preferred Securities.

SECTION 7.09. Restoration of Rights and Remedies.

  If the Trustee, any Holder of a Security or coupon, or any holder of a Preferred Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Preferred Securities, then and in every such case the Company, the Trustee, the Holders and the holders of the Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of the Preferred Securities shall continue as though no such proceeding had been instituted.

SECTION 7.10. Rights and Remedies Cumulative.

  Except as otherwise provided with respect to the replacement or payment of mutilated, lost, destroyed or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 7.11. Delay or Omission Not Waiver.

  No delay or omission of the Trustee, any Holder of any Security or any holder of any Preferred Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by Section 7.08 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of the Preferred Securities, as the case may be.

SECTION 7.12. Control by Holders.

  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

    (i) such direction shall not be in conflict with any rule of law or with this Indenture,

    (ii) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction,

    (iii) subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability, and

    (iv) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 7.13. Waiver of Past Defaults.

  The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default not theretofore cured

    (i) in the payment of the principal of, premium, if any, or interest on any Security of such series, or

    (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

provided, however, that if the Securities of such series are held by a FCN Capital Trust or a trustee of such trust, such waiver or any modification to such waiver shall not be effective until the holders of a majority in liquidation amount of the applicable Trust Securities of the applicable FCN Capital Trust (as determined in the Declaration under which such FCN Capital Trust is formed) shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the Holder of each Outstanding Security is required, such waiver shall not be effective until each holder of such Trust Securities of the applicable FCN Capital Trust shall have consented to such waiver.

  Upon any such waiver, such default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

  Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series or, in the case of a waiver by holders of Preferred Securities issued by an FCN Capital Trust, on behalf of all holders of Preferred Securities issued by such FCN Capital Trust.

SECTION 7.14. Undertaking for Costs.

  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities or coupons for the enforcement of the payment of the principal of, premium, if any, or interest on any Security or payment of any coupon on or after the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

SECTION 7.15. Waiver of Stay or Extension Laws.

  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE EIGHT

                                  THE TRUSTEE

SECTION 8.01. Certain Duties and Responsibilities.

  (i) Except during the continuance of an Event of Default with respect to any series of Securities,

    (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee with respect to such series; and

    (b) in the absence of bad faith on its part, the Trustee may conclusively rely with respect to such series, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form to the requirements of the Indenture.

  (ii) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

  (iii) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

    (a) this Subsection shall not be construed to limit the effect of Subsection (i) of this Section;

    (b) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

    (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series; and

    (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

  (iv) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 8.02. Notice of Default.

  Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 6.03(ii) notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security of such series, or any related coupons or in the payment of any sinking fund instalment with respect to Securities of such series the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 7.01(iii) with respect to Securities of such series, no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time, or both, would become, an Event of Default with respect to Securities of such series.

SECTION 8.03. Certain Rights of Trustee.

  Except as otherwise provided in Section 8.01:

    (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

    (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

    (iv) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

    (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, security or other paper or document, but the Trustee, in its discretion, may make further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney and, if so requested to do so by any of the Holders, at the sole cost and expense of the Holders;

    (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

    (viii) in the event that the Trustee is also acting as Paying Agent, Authenticating Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Eight shall also be afforded to such Paying Agent, Authenticating Agent or Security Registrar.

SECTION 8.04. Not Responsible for Recitals or Issuance of Securities.

  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 8.05. May Hold Securities.

  The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 8.06. Money Held in Trust.

  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 8.07. Compensation and Reimbursement.

  The Company agrees

    (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

    (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

    (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

  Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(iv) or (v), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

  The obligations of the Company set forth in this Section 8.07 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Eleven of this Indenture, the termination of this Indenture and the repayment of the Securities whether at the Stated Maturity or otherwise.

  The claims of the Trustee under this Section shall not be subject to the claims of the holders of Senior Indebtedness or creditors in respect of General Obligations under Article Fourteen.

SECTION 8.08. Disqualification; Conflicting Interests.

  If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310 of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities other than that series or by virtue of being (i) trustee under the Indenture originally dated as of November 15, 1996, between the Company and the Trustee, (ii) a trustee under the Series A Declaration or Series B Declaration, or (iii) a trustee under the Series A Guarantee or the Series B Guarantee.

SECTION 8.09. Corporate Trustee Required; Eligibility.

  There shall at all times be a Trustee with respect to each series of Securities hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal or State authority, provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 8.09 shall be automatically deemed amended to permit a corporation organized and doing business under the laws of any such jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company may serve as Trustee. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 8.10. Resignation and Removal; Appointment of Successor.

  (i) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

  (ii) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

  (iii) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

  (iv) If at any time:

    (a) the Trustee shall fail to comply with Section 8.08 with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

    (b) the Trustee shall cease to be eligible under Section 8.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

    (c) the Trustee shall become incapable of acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to such series, or (2) subject to Section 7.14, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

  (v) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and to that extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

  (vi) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities of such series as their names and addresses appear in the Security Register and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each place of payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Principal Corporate Trust Office.

SECTION 8.11. Acceptance of Appointment by Successor.

  (i) In the case of the appointment hereunder of a successor Trustee with respect to any series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to all or any such series; but, on request of the Company or such successor Trustee, such retiring Trustee shall upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of such retiring Trustee with respect to all or any such series; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 8.07.

  (ii) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its lien, if any, provided for in
Section 8.07.

  (iii) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Paragraph (i) or (ii) of this Section, as the case may be.

  (iv) No successor Trustee with respect to a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.

SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business of Trustee.

  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 8.13. Preferential Collection of Claims against Company.

  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of such claims against the Company (or any such other obligor). A Trustee that has resigned or been removed shall be subject to and comply with said Section 311 to the extent required thereby.

SECTION 8.14. Appointment of Authenticating Agents.

  The Trustee may appoint an Authenticating Agent or Agents, which may include any Affiliate of the Company, with respect to one or more series of Securities. Such Authenticating Agent or Agents at the option of the Trustee shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent, a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by the Company and if such Authenticating Agent meets the minimum capitalization requirements of this Section 8.14. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          The Chase Manhattan Bank, as Trustee

                                          By
                                            -----------------------------------
                                                  As Authenticating Agent

                                          By
                                            -----------------------------------
                                                     Authorized Officer

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

SECTION 9.01. Supplemental Indentures Without Consent of Holders.

  Without the consent of any Holder of any Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

    (i) to evidence the succession of another corporation or Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

    (ii) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11; or

    (iii) to add to the covenants of the Company, for the benefit of the Holders of Securities of all or any series of Securities or coupons (and if such covenants are to be for the benefit of less than all series of Securities or coupons, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

    (iv) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

    (v) to add any additional defaults or Events of Default with respect to all or any series of the Securities (and, if such defaults or Event of Default is applicable to less than all series of Securities, specifying the series to which such default or Event of Default is applicable); or

    (vi) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

    (vii) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination (a) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision or
  (b) shall not apply to any Securities Outstanding; or

    (viii) to establish the form or terms of Securities of any series as permitted by Sections 2.02 and 3.01; or

    (ix) to add to or change any provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities convertible into other securities; or

    (x) to evidence any changes to Section 8.09 as permitted by the terms thereof; or

    (xi) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Securities of any series or any appurtenant coupons in any material respect; or

    (xii) to make any change that does not adversely affect the rights of any Holder of a Security in any material respect.

SECTION 9.02. Supplemental Indentures With Consent of Holders.

  With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture or indentures (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby;

    (i) change the Maturity of the principal of, or the Stated Maturity of any instalment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium thereon or the rate of interest thereon, or change the obligation of the Company to pay additional sums pursuant to Section 5.04 (except as contemplated by Section 10.01 (i) and permitted by Section 9.01), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02, or change the method of calculating interest thereon or the coin or currency in which any Security (or premium, if any, thereon) or the interest thereon is payable, or reduce the minimum rate of interest thereon, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment
  Date);

    (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain defaults hereunder and their consequences) provided for in this Indenture or reduce the requirements of Section 16.04 for a quorum;

    (iii) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 5.02; or

    (iv) modify any of the provisions of this Section or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived; provided, however, that if the Securities of such series are held by an FCN Capital Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation amount of Trust Securities of the applicable FCN Capital Trust (as determined in the Declaration under which such FCN Capital Trust is formed) shall have consented to such supplemental indenture; provided, further, that if the consent of the Holder of each outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable FCN Capital Trust shall have consented to such supplemental indenture.

  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03. Execution of Supplemental Indentures.

  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

SECTION 9.04. Effect of Supplemental Indentures.

  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05. Conformity with Trust Indenture Act.

  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

SECTION 9.06. Reference in Securities to Supplemental Indentures.

  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 10.01. Company May Consolidate, etc., Only on Certain Terms.

  The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

    (i) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including all additional amounts, if any, payable pursuant to Section 5.04) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

    (ii) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become a Event of Default, shall have happened and be continuing; and

    (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 10.02. Successor Corporation Substituted.

  Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and may be dissolved, wound up and liquidated at any time thereafter.

  The successor corporation may cause to be signed, and may issue either in its own name or in the name of First Chicago NBD Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                                ARTICLE ELEVEN

                          SATISFACTION AND DISCHARGE

SECTION 11.01. Satisfaction and Discharge of Indenture.

  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon and any right to receive additional amounts, as provided in Section 5.04), and the Trustee, on receipt of a Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

    (i) either

      (a) all Securities theretofore authenticated and delivered (other than (1) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has not been waived as provided in
    Section 3.05, (2) coupons
    appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 4.06, (3) coupons appertaining to Bearer Securities surrendered for repayment pursuant to Section 15.03 and maturing after the Repayment Date, whose surrender has been waived as provided in
    Section 15.03, (4) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
    Section 3.06, and (5) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

      (b) all such Securities not theretofore delivered to the Trustee for cancellation

        (1) have become due and payable, or

        (2) will become due and payable at their Maturity within one year, or

        (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (b) (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount (said amount to be immediately due and payable to the Holders) sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Maturity or Redemption Date, as the case may be;

    (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

    (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause
(i) of this Section, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 5.03 shall survive. The Trustee may give notice at the Company's expense to the Holders of Securities Outstanding of the immediate availability of the amount referred to in Clause (i) of this Section
11.01. Funds held pursuant to this Section shall not be subject to the provisions of Article Fourteen.

SECTION 11.02. Application of Trust Money.

  Subject to the provisions of the last paragraph of Section 5.03, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

SECTION 11.03. Reinstatement.

  If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 11.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 until such time as the Trustee or any Paying Agent is permitted to apply all such money in accordance with Section 11.02.

                                ARTICLE TWELVE

                   IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                            OFFICERS AND DIRECTORS

SECTION 12.01. Exemption from Individual Liability.

  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                               ARTICLE THIRTEEN

                                 SINKING FUNDS

SECTION 13.01. Applicability of Article.

  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities.

  The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and
(ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 13.03. Redemption of Securities for Sinking Fund.

  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee and the Security Registrar an Officers' Certificate specifying (i) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (ii) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.02, and (iii) that none of such Securities has theretofore been so credited and stating the basis for such credit, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each sinking fund payment date the Security Registrar shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 4.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 4.06 and 4.07 and shall be subject to Section 4.08.

                               ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

SECTION 14.01. Securities Subordinate to Senior Indebtedness and General Obligations.

  The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and General Obligations.

  The Securities will rank pari passu with any and all securities issued pursuant to that certain Indenture dated as of November 15, 1996, between the Company and The Chase Manhattan Bank, as trustee (unless such securities are by their terms senior in right of payment to the securities heretofore issued under said Indenture). The Securities will also rank pari passu with the guarantees issued by the Company under the Series A Guarantee and the Series B Guarantee.

SECTION 14.02. No Payment When Senior Indebtedness in Default; Payment Over of
           Proceeds Upon Dissolution, Etc.

  In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

  In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,
(c) any assignment by the Company for the benefit of creditors or (d) any other marshalling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness and General Obligations (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness and General Obligations at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness and creditors in respect of General Obligations in accordance with the priorities then existing among such holders and creditors until all Senior Indebtedness and General Obligations (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

  In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness and General Obligations, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations. In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness and General Obligations at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness and General Obligations shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness and creditors in respect of General Obligations at the time outstanding in accordance with the priorities then existing among such holders and creditors for application to the payment of all Senior Indebtedness and General Obligations remaining unpaid, to the extent necessary to pay all such Senior Indebtedness and General Obligations in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness and creditor in respect of General Obligations is hereby irrevocably authorized to endorse or assign the same.

  The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or creditors in respect of General Obligations or consent to the filing of a financing statement with respect thereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness and General Obligations at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

  The provisions of this Section 14.02 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

  The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

Section 14.03 Payment Permitted If No Default.

  Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the conditions described in the first paragraph of Section 14.02 or the pendency of any Proceeding referred to in Section 14.02 from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee (subject to Section 14.08) of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

Section 14.04. Subrogation to Rights of Holders of Senior Indebtedness and
            Creditors in respect of General Obligations.

  Subject to the payment in full of all amounts to become due on all Senior Indebtedness and General Obligations, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness and creditors in respect of General Obligations, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness or creditors in respect of such General Obligations pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness and General Obligations of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and General Obligations and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness or creditors in respect of such General Obligations) to the rights of the holders of such Senior Indebtedness or creditors in respect of such General Obligations to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness or General Obligations until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness or creditors in respect of General Obligations of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness or creditors in respect of General Obligations by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness or creditors in respect of General Obligations, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness or General Obligations.

SECTION 14.05. Provisions Solely to Define Relative Rights.

  The provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness and General Obligations on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness or creditors in respect of General Obligations; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness and creditors in respect of General Obligations to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 14.06. Trustee to Effectuate Subordination.

  Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article Fourteen and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

SECTION 14.07. No Waiver of Subordination Provisions.

  No right of any present or future holder of any Senior Indebtedness or any present or future creditor in respect of any General Obligation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

  Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness and creditors in respect of General Obligations may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness and creditors in respect of General Obligations, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or General Obligations, or otherwise amend or supplement in any manner Senior Indebtedness or General Obligations or any instrument evidencing the same or any agreement under which Senior Indebtedness or General Obligations are outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness or General Obligations; (iii) release any Person liable in any manner for the collection of Senior Indebtedness or General Obligations; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 14.08. Notice to Trustee.

  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or a creditor in respect of General Obligations or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

  Subject to the provisions of Section 8.01 the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, agent or representative therefor) or a creditor in respect of General Obligations to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, agent or representative therefor) or a creditor in respect of General Obligations. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or a creditor in respect of General Obligations to participate in any payment or distribution pursuant to this Article Fourteen the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or General Obligations held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fourteen and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 14.09. Reliance on Judicial Order or Certificate of Liquidating Agent.

  Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 8.01, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, creditors in respect of General Obligations and holders of other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

SECTION 14.10. Trustee Not Fiduciary for Holders of Senior Indebtedness or
            Creditors in respect of General Obligations.

  The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or creditors in respect of General Obligations and shall not be liable to any such holders or creditors if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holder of Senior Indebtedness or creditor in respect of General Obligations shall be entitled by virtue of this Article Fourteen or otherwise.

SECTION 14.11. Rights of Trustee as Holder of Senior Indebtedness or Creditor
            in respect of General Obligations; Preservation of Trustee's
            Rights.

  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness which may at any time be held by it or any General Obligations which may be owed to it, to the same extent as any other holder of Senior Indebtedness or creditor in respect of General Obligations, and, subject to the provisions of the Trust Indenture Act, nothing in this Indenture shall deprive the Trustee of any of its rights as such holder or creditor.

SECTION 14.12. Article Applicable to Paying Agents.

  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Fourteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fourteen in addition to or in place of the Trustee.

                                ARTICLE FIFTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS

SECTION 15.01. Applicability of Article.

  Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of such series) in accordance with this Article.

Section 15.02. Repayment of Securities.

  Each Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 3.01.

Section 15.03. Exercise of Option; Notice.

  Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; provided, however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 5.02. Such notice, which shall be irrevocable, shall specify the principal amount of such Security to be repaid, which shall be equal to the minimum authorized denomination for such Security or an integral multiple thereof, and shall identify the Security to be repaid and, in the case of a partial repayment of the Security, shall specify the denomination or denominations of the Security or Securities of the same series to be issued to the Holder for the portion of the principal of the Security surrendered which is not to be repaid.

  If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 5.02.

  The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series and tenor of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

  The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series and tenor of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Security so surrendered which is not to be paid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security repaid or to be repaid only in part, to the portion of the principal of such Security which has been or is to be repaid.

Section 15.04. Election of Repayment by Remarketing Entities.

  The Company may elect, with respect to Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Securities of such series from the Holders thereof who give notice and surrender their Securities in accordance with Section 15.03.

Section 15.05. Securities Payable on the Repayment Date.

  Notice of exercise of the option of repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, such Securities shall, unless purchased in accordance with Section 15.04, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price, in which case the Company shall continue to be obligated for the principal amount of such Securities and shall be obligated to pay interest on such principal amount at the rate prescribed therefor by such Securities from time to time until payment in full of such principal amount.

                                ARTICLE SIXTEEN

                       Meetings of Holders of Securities

Section 16.01. Purposes for Which Meetings May Be Called.

  If Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 16.02. Call, Notice and Place of Meetings.

  (i) The Trustee may at any time call a meeting of Holders of Securities of any series issuable in whole or in part as Bearer Securities for any purpose specified in Section 16.01, to be held at such time and at such place in the City of Chicago, Illinois, the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

  (ii) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any such series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 16.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City of Chicago, Illinois, the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (i) of this Section.

Section 16.03. Persons Entitled to Vote at Meetings.

  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 16.04. Quorum; Action.

  The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such greater percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 16.02(i), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

  Except as limited by the provisos to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of the series; provided, however, that, except as limited by the provisos to Section 9.02, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such greater percentage in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the provisos to
Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

Section 16.05. Determination of Voting Rights; Conduct and Adjournment of Meetings.

  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 16.02(ii), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

  (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 16.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 16.06. Counting Votes and Recording Action of Meetings.

  The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section
16.02 and, if applicable, Section 16.04. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                               ARTICLE SEVENTEEN

                                   Expenses

Section 17.01. Payment of Expenses by the Company.

  The Company hereby irrevocably and unconditionally guarantees to each person or entity to whom any FCN Capital Trust is now or hereafter becomes indebted or liable (the "Expense Beneficiaries") the full payment, when and as due, of any and all Expense Obligations (as hereinafter defined) to such Expense Beneficiaries. As used herein, "Expense Obligations" means any costs, expenses or liabilities of any FCN Capital Trust, other than obligations of such FCN Capital Trust to pay to holders of any Trust Securities or other similar interests in such FCN Capital Trust the amounts due such holders pursuant to the terms of the Trust Securities or such other similar interests, as the case may be. This Article Seventeen is intended to be for the benefit of, and to be enforceable by, all such Expense Beneficiaries, whether or not such Expense Beneficiaries have received notice hereof.

Section 17.02. Term of Agreement.

  This Article Seventeen shall terminate and be of no further force and effect with respect to holders of Trust Securities of an FCN Capital Trust upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Trust Securities (whether upon redemption, liquidation, exchange or otherwise) of such FCN Capital Trust and (b) the date on which there are no Expense Beneficiaries remaining; provided, however, that this Article Seventeen shall continue to be effective or shall be reinstated, as the case may be, with respect to an FCN Capital Trust, if at any time any holder of Trust Securities of such FCN Capital Trust or any Expense Beneficiary must restore payment of any sums paid under the Trust Securities of such FCN Capital Trust, under any Expense Obligation, under the FCN Guarantees in favor of holders of Trust Securities of such FCN Capital Trust or under this Article Seventeen for any reason whatsoever. Subject to the terms of this Article Seventeen, the obligations of the Company under this Article Seventeen are continuing, irrevocable, unconditional and absolute.

Section 17.03. Waiver of Notice.

  The Company hereby waives notice of acceptance of the agreements contained in this Article Seventeen and of any Expense Obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 17.04. No Impairment.

  The obligations, covenants, agreements and duties of the Company under this Article Seventeen shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

    (a) the extension of time for the payment by an FCN Capital Trust of all or any portion of the Expense Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Expense Obligations;

    (b) any failure, omission, delay or lack of diligence on the part of the Expense Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Expense Beneficiaries with respect to the Expense Obligations or any action on the part of an FCN Capital Trust granting indulgence or extension of any kind; or

    (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, an FCN Capital Trust or any of the assets of FCN Capital Trust.

There shall be no obligation of the Expense Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

Section 17.05. Enforcement.

  An Expense Beneficiary may enforce this Article Seventeen directly against the Company and the Company waives any right or remedy to require that any action be brought against the applicable FCN Capital Trust or any other Person or entity before proceeding against the Company.

Section 17.06. Subrogation.

  The Company shall be subrogated to all (if any) rights of any FCN Capital Trust in respect of any amounts paid to the Expense Beneficiaries by the Company under this Article Seventeen with respect to such FCN Capital Trust; provided, however, that the Company shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Article Seventeen, if, at the time of any such payment, any amounts are due and unpaid under this Article Seventeen.

Section 17.07. Amendment.

  So long as there remains any Expense Beneficiary or any Trust Securities of an FCN Capital Trust are outstanding, this Article Seventeen shall not be modified or amended in any manner adverse to such Expense Beneficiary of such FCN Capital Trust or to the holders of the Trust Securities of such FCN Capital Trust without the written consent of such Expense Beneficiary or such holders, as applicable.

                               ARTICLE EIGHTEEN

                                 MISCELLANEOUS

SECTION 18.01. Counterparts.

  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

  SECTION 18.02. Acknowledgment of Rights.

  The Company acknowledges that, with respect to any Securities held by an FCN Capital Trust or a trustee of such trust, if the Institutional Trustee of such FCN Capital Trust fails to enforce its rights under this Indenture as the holder of the series of Securities held as the assets of such FCN Capital Trust, any holder of Preferred Securities of such Capital Trust who has previously made a written request to the Institutional Trustee to institute proceedings with respect to the enforcement of such rights may institute legal proceedings directly against the Company to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default as described in Section 7.01(i) or 7.01(ii) has occurred and is continuing, the Company acknowledges that a holder of Preferred Securities of such FCN Capital Trust may directly institute a proceeding against the Company for enforcement of payment to such holder of the principal of (premium, if any) and (subject to Section 3.07) interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the applicable series of Securities.

  The Chase Manhattan Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                                    * * * *
  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                          First Chicago NBD Corporation
                                             BY________________________________
                                                  Senior Vice President and
                                                          Treasurer

Attest:

-------------------------------
      Assistant Secretary

                                          The Chase Manhattan Bank, as Trustee
                                             BY________________________________
                                                        Vice President

Attest:

-------------------------------
     Senior Trust Officer

                                   EXHIBIT A

                      FORM OF CERTIFICATE TO BE GIVEN BY
                  PERSON ENTITLED TO RECEIVE BEARER SECURITY

                                  CERTIFICATE

                         .............................

    [Insert title or sufficient description of Securities to be delivered]

  This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person, or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person, that such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended and the regulations thereunder. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

  As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

  We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

  We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.
Dated:.................., 19...
[To be dated no earlier than 15 days prior to the Exchange Date]

                                          [Name of Person Entitled to
                                          Receive Bearer Security]

                                          .....................................
                                                 (Authorized Signatory)

                                          Name:
                                          Title:

                                   EXHIBIT B

FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND CEDEL S.A. IN CONNECTION WITH
                                      THE
             EXCHANGE OF A PORTION OF A TEMPORARY GLOBAL SECURITY

                                  CERTIFICATE

                         .............................

    [Insert title or sufficient description of Securities to be delivered]

  This is to certify with respect to $.......... principal amount of the above-
captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

  We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Dated: ................., 19...
[To be dated no earlier than
the Exchange Date]

                                          [MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK, Brussels Office, as
                                          Operator of the Euro-clear System]
                                          [CEDEL S.A.]
                                          By ..................................

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                                   EXHIBIT C

        FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND CEDEL S.A. TO
                   OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE

                                  CERTIFICATE

                         .............................

            [Insert title or sufficient description of Securities]

  This is to certify that, as of the Interest Payment Date on [Insert Date], the undersigned, which is a holder of an interest in the temporary global Security representing the above Securities, is not a United States person.

  As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

  We confirm that the interest payable on such Interest Payment Date will be paid to each of the persons appearing in our records as being entitled to interest to be paid on the above date from whom we have received a written certification dated not earlier than 15 days prior to such Interest Payment Date to the effect that the beneficial owner of such portion with respect to which interest is to be paid on such date either is not a United States person or is a United States person which is a financial institution which has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulations (S) 1.6049-4(c)(1)(ii). We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

  The foregoing reflects any advice received subsequent to the date of any certificate stating that the statements contained in such certificate are no longer correct.
Dated: ................., 19...
[To be dated on or after the
relevant Interest Payment
Date]
                                          [MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK, Brussels Office, as
                                          Operator of the Euro-clear System]
                                          [CEDEL S.A.]

                                          By...................................

                                   EXHIBIT D

            FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS TO
                   OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE

                                  CERTIFICATE

                         .............................

            [Insert title or sufficient description of Securities]

  This is to certify that as of the date hereof, no portion of the temporary global Security representing the above-captioned Securities and held by you for our account is beneficially owned by a United States person or, if any portion thereof held by you for our account is beneficially owned by a United States person, such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended and the regulations thereunder, and certifies that either it has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

  As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

  We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the Interest Payment Date on [Insert Date] as to any such portion of such temporary global Security.

  We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:.................., 19...
[To be dated on or after the
15th day before the relevant
Interest Payment Date]

                                          [Name of Account
                                          Holder]
                                          .....................................
                                                 (Authorized Signatory)
                                          Name:
                                          Title: